Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE MERITS OF THIS OFFERING, NOR IS IT INTENDED THAT THEY WILL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

本协议下证券未按经修订的美国1933年证券法（“证券法”）要求进行注册，未在任何其他外国或州管辖地进行注册或资格审核，亦未获得美国证监会（“SEC”）或任何州证券委员会或任何司法管辖区的其他监管当局的批准或否决。SEC或各州证监会或管辖机构现在和将来都不会对此次股证券发行进行实质审查。任何相反的陈述将构成刑事犯罪。

SHARE SUBSCRIPTION AGREEMENT

股票认购协议

This SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) dated May __, 2024 is entered by and between Mega Matrix Corp., a Delaware corporation (the “Company”), and the person or entity executing this Agreement (the “Investor”). The Investor and the Company are sometimes herein referred to each as a “Party,” and collectively as the “Parties.”

本股票认购协议（“协议”）订立于2024年5月 日，由Mega Matrix Corp.，一家注册地在特拉华州的公司（“公司”），与签署本协议的个人或实体（“投资人”）共同签订。投资人和公司以下各称为“一方”，统称为“各方”。

RECITALS

前言

WHEREAS, the Company is offering and the Investors desire to purchase up to 2,500,000 shares of common stock of the Company, $0.001 par value (“Common Share”) for a purchase price of $2.20 per Common Shares, or an aggregate amount of $5,500,000, subject to the terms, conditions, acknowledgements, representations, and warranties stated herein; however, the Company reserves the right to reject in whole or in part subscriptions received during the offering.

鉴于，公司有意发行且投资人有意购买总数为2,500,000 的普通股，每股面值0.001美元（“普通股股票”），购买价格总额5,500,000 美元，即每股出售价格2.20 美元。本次交易受限于本协议所述条款、条件、承诺、陈述和保证的约束。尽管存在前述约定，公司保留全部拒绝或部分拒绝发行期间收到的认购申请的权利。

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act, and/or Regulation S (“Regulation S”) as promulgated by the SEC under the Securities Act.

鉴于，公司与投资人基于经修订的美国1933年证券法（“证券法”）第4(a)(2)条、美国证监会（“SEC”）在证券法下颁布的D法规（“D法规”）第506条及S法规（“S法规”）项下相关的注册豁免条款，签署本协议。

WHEREAS, the Company has made available to the Investor through the SEC EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023[, and Form 10-Q for the quarter ended March 31, 2024], and all other reports filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) prior to the date hereof (collectively, the “SEC Documents”).

鉴于，公司已经通过SEC的EDGAR系统向投资人全面提供了公司最近的年度报告（Form 10-K，该报告涵盖截至日为2023年12月31日的2023财年）【，且提供了2024年第一季度结束时的季度报告（Form 10-Q）】，以及在本协议签订前公司依照修订后的1934年证券交易法（以下简称“交易法”）所提交的所有其他报告（以上文件统称为“SEC文件“）。

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

据此，有鉴于各方均确认已收悉本协议所含的相互承诺与约定，并对其充分性予以确认，现各方同意如下：

SECTION 1. SALE OF COMMON SHARES.

第一节 股票出售

1.1 Offering. The Company is offering to sell up to 2,500,000 Common Shares, for $2.20 per Common Shares (“Purchase Price”), however, the Company reserves the right to reject in whole or in part subscriptions received during the Offering

1.1 发行。公司有意发行总数为2,500,000 的普通股股票，每股出售价格2.20美元（“购买价格”）。尽管存在前述约定，公司保留全部拒绝或部分拒绝发行期间收到的认购申请的权利。

1.2 Subscription. The Investor hereby irrevocably subscribes to purchase from the Company, upon the terms and conditions stated in this Agreement, that aggregate number of Common Shares for the aggregate Purchase Price set forth on the Investor’s signature page to this Agreement (the “Aggregate Purchase Price”).

1.2 认购。投资人在此不可更改地同意，将根据本协议规定的条款和条件，同意按照本协议签名页所列的总购买价格（“总购买价款”）购买相应的股票数。

1.3 Investor Deliverables. Promptly upon execution of this Agreement, the Investor agrees to deliver to Company (a) a duly executed Agreement, (b) a duly completed and executed Accredited Investor Questionnaire, and (c) in United States dollars and in immediately available funds by wire transfer to the Company pursuant to the instructions provided by the Company and/or such other consideration as approved by the Company in an amount equal to the Aggregate Purchase Price (collectively, referred to as the “Investor Deliverables”).

1.3 投资人需提供的文件。本协议签署后，投资人需立刻向公司提供以下文件：(a) 妥善签署的协议，(b) 填写完毕并签署的合格投资人问卷，以及 (c) 通过电汇按公司提供的指令将等同于总购买价款的资金（美元）直接汇给公司，或者向公司转让其认可的其他等价物（以下统称“投资人文件”）。

1.4 Acceptance or Rejection of Subscription. The Investor understands and agrees that the Company reserves the right, in its sole discretion, to reject this subscription, in whole or in part, if (a) the Investor is not an “accredited investor” as confirmed by the Accredited Investor Questionnaire, (b) if the Investor is a “U.S. Person” (as defined below, if applicable), (c) fails to deliver payment of the Aggregate Purchase Price, or (d) fails to deliver a completed Investor Deliverables, until there has been notice of acceptance of the Investor’s subscription. In the event of rejection of this subscription, the Investor’s funds (without interest) or, in the event of a partial rejection a check in the amount of the rejected portion, will be promptly issued to the Investor.

1.4 接受或拒绝认购。投资者理解并同意，公司保留全权决定接受或拒绝本次认购申请（无论是全部或部分）的权利。如果如出现以下情形，则公司可拒绝进行本次交易，直至公司通知投资人其将接收投资人的认购为止：(a) 经过合格投资者调查问卷确认，投资者不符合“合格投资者”标准；(b) 如果投资者是“美国人士”（如下所定义）；(c) 未能支付总购买价款；或（d）未能提交完整的投资人需交付的文件。在公司拒绝交易的情况下，投资人的支付的价款（不含利息）将会被立即退还。如拒绝部分认购的，则公司将返还相应被拒绝部分的金额。

1.5 Closing. The issuance of the Common Shares pursuant to this Offering shall take place from time to time promptly after the acceptance of the subscription by the Company and the Company has received Investors Deliverables (the date on which such Common Shares are issued shall be referred to herein as the “Initial Closing Date”); provided that if Investor is purchasing the Common Shares subsequent to the Initial Closing Date, the issuance of the Common Shares shall occur upon payment of the Aggregate Purchase Price by Investor and acceptance of Investor’s Agreement by the Company. The date on which the Common Shares are issued, whether on the Initial Closing Date or thereafter, shall be referred to herein as the “Closing Date;” provided, however, that no sales to subsequent Investors may be made after ______, 2024, 5:00 pm (PST). Following the Closing Date, the Company will promptly deliver to the Investor:

1.5 交割。在公司首次接受认购并收到投资人交付的文件之后，本次认购的股票应及时发行（股票首次发行之日称为“首次交割日”）。若投资人在首次交割日之后购买股票，则股票的发行应在投资人支付总购买价款且公司接受经投资人签署的本协议之后立即进行。首次交割日或之后任一发行股票的日期，均称为“交割日”。尽管存在以上约定，本协议所述认购交易终止于2024年______月______日下午5:00（太平洋标准时间）。在交割日之后，公司将立即向投资人交付如下文件：

(a) an “accepted” Agreement; and

(a) 一份表示公司“接受”的协议；及

(b) the book entry statement representing the number of Common Shares purchased by the Investor, as set forth on the Investor’s signature page to this Agreement.

(b) 一份股票登记簿凭证，作为投资人依本协议签署页所购普通股股票的依据。

1.6 No Escrow or Minimum Investment Amount. No escrow or minimum investment amount will be used for the Offering.

1.6 不设托管账户或最低投资额。本次发行不设托管账户或最低投资金额。

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

第2节 公司的陈述和保证

Except as disclosed in the SEC Documents and as otherwise stated to the contrary herein, the Company hereby represents and warrants to the Investors, as of the date hereof and as of the Closing Date, as follows:

除SEC文件所披露的内容和本协议中另有说明，公司在此向投资人做出如下陈述与保证，所有陈述和保证在本协议签署日和交割日均为真实有效：

2.1 Organization and Standing; Certificate Of Incorporation and Bylaws. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. The Company has requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted and is duly qualified as a foreign corporation in each jurisdiction in which such qualification is necessary. Copies of the Certificate of Incorporation and Bylaws of the Company have been provided to Investors. Said copies remain true, correct and complete and reflect all amendments as of the Closing.

2.1 公司组织和设立；公司注册文本和章程。公司是依据特拉华州法律成立并有效存续的公司。公司具备持有资产和经营其当前及拟议业务所需的相应公司权力和权限。公司在任何需要外州/外国经营资格许可的管辖地均已合法注册。公司的注册文本以及公司章程副本均已提供给投资人。截至交割日，上述副本真实、正确且完整。

2.2 Authority. The Company has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and any agreements, certificates, documents and instruments to be executed and delivered by the Company pursuant to this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite actions on its part.

2.2 授权。公司具备完全权力和权限来商议、签署并交付本协议以及任何为履行本协议所需的其他相关协议和证书文本，并履行其在本协议项下的义务。公司对本协议的执行和交付，以及根据本协议由公司执行和交付的任何协议、证书、文件和文书，以及公司履行其在此项下的义务，均已通过其必需的所有适当程序获得了正式授权。

2.3 Valid Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 协议有效性。此协议由公司适当签署和递交，构成公司合法、有效并具有约束力的义务，条款对公司具备约束力，但以下情况除外：(i)受限于适用的破产、无力偿债、重组、暂停支付令以及其他影响债权人权利普遍执行的一般法律的限制；以及(ii)与要求具体履行、禁令救济或其他衡平法救济的相关法律的限制。

2.4 Due Issuance of the Common Shares . The Common Shares will be duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investor), except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

2.4 普通股股票的正当发行。该普通股股票已经正当程序被授权发行，在投资人支付对价后，其股票发行有效，已足额缴付且无需增缴，亦不存在任何产权负担和限制（由投资者设立的产权负担和限制除外），但根据证券法或本协议项下条款所设立的限制除外。

2.5 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any provision of the organizational documents of the Company or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company’s assets are subject. There is no action, suit or proceeding, pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

2.5 无冲突。公司签署及交付本协议，以及本协议项下拟议交易的完成：(i) 将不会违反公司组织文件的任何条款，或违反公司适用的章程、法规、条例、规则、禁令、判决、命令、法令、裁定、指控或其他政府、政府实体或法院的限制；(ii) 不会与公司作为一方或公司受约束或公司的任何资产受限制的任何协议、合同、租约、许可、文书或其他安排冲突，不会导致违反前述各项文件项下约定，不会构成前述各项项下的违约，不会导致前述各项项下的加速履行或在前述各项项下设立权利负担，不使任何一方有权加速履行、终止、修改或取消前述各项约定。目前没有任何未决的或可能提起的诉求、讼案或程序针对公司提起质疑本协议有效性，或质疑公司签订本协议或完成本协议所预期交易的权利。

2.6 Consents and Approvals. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

2.6 同意和批准。公司签署并交付本协议、完成本协议拟议的任何交易以及根据本协议的条款履行本协议均无需取得任何政府或公共机构或部门或任何第三方的同意、批准、命令、授权、登记或通知，但在交割日当天或之前已经或将要取得、获得或做出的除外。

2.7 Delivery of SEC Documents; Business. The Company has made available to the Investors through the SEC’s EDGAR system, true and complete copies of the Company’s SEC Documents. The Company is engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description of the business of the Company in all material respects.

2.7 证监会文本的递交；公司业务。公司已通过SEC的EDGAR提供了公司在 SEC文件的真实和完整副本。公司实质上仅从事其SEC文件中描述的业务，并且 SEC文件在所有重要方面包含了对公司业务的完整和准确描述。

2.8 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”), of which 35,978,581shares are and will be issued and outstanding immediately prior to the Closing, and 2,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”), of which none are or will be issued and outstanding immediately prior to the Closing. Except as set forth in the SEC reports and on Schedule 2.8 attached hereto, as of the date hereof, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights), or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock. No person, other than the Investors pursuant to this Agreement, has any right to purchase any portion of the Common Shares covered by this Agreement. All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws. The Company holds no Common Stock in its treasury.

2.8 股本结构。公司授权发行的股票为40,000,000 普通股，票面值为$0.001美元（“普通股”）（其中包括交割前已发行在外的35,978,581 普通股），以及2,000,000优先股，票面值为$0.001美元 （“优先股”），截至交割日公司不会发行任何优先股。除SEC报告及附件2.8中已披露的信息外，截至本协议签署日，公司没有其他已发行的行权，认股证，权力（包括转换权或优先行权，优先拒绝权等权利），或任何口头或书面的协议，用于购买或从公司获取任何普通股股份，或任何可转换或可兑换为普通股股份的证券。除此协议的投资人外，其他人无权利购买此协议项下股票。所有已发行的普通股已经获得公司合法有效授权，并已经完全支付相应对价，不增缴，且按相适用的美国联邦和州证券法来由公司进行合法发行和出售、递交。公司目前没有持库存股。

2.9 Litigation. Except as set forth in the Company’s SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company that (i) if adversely determined would reasonably be expected to have a Material Adverse Effect or (ii) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into this Agreement and perform its obligations hereunder. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

2.9 诉讼。除公司SEC文件披露以外，公司没有其他正在进行的，或据公司所知，有可能提起的任何以下诉讼、诉求、程序或调查：（i）如果判决不利，合理预期会对公司产生重大不利影响的，或者（ii）根据S-K法规条例第103项的要求，应在公司的年度报告10-K表格中披露。以上包括但不限于，正在进行的或可能提起的，质疑该协议的有效性和公司签署此协议的权力或履行相关义务的起诉，诉讼，法律程序或调查。公司目前没有受限制于任何法庭，仲裁庭，行政机构或其他政府部门的禁制令，裁判，或其他任何裁定或决定。

2.10 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

2.10 投资公司。公司不属于，也不会因进行此协议的交易而被定义为1940年投资公司法案定义下的“投资公司”或投资公司的“关联人”或“发起人”或“主要承销商”。

2.11 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Common Shares.

2.11 无广泛招揽或游说。本公司或其任何关联方，或代表本公司或关联方行事的任何人士，均未就发售或出售本公司普通股股票进行任何形式的招揽或广告行为（相关定义受限于证券法下 D法规约定）。

2.12 Finders and Brokers. The Company may engagement finders and/or placement agents (“Selling Agent(s)”) in connection with the Offering made to Non U.S. Persons. In general, any agreements entered into with Selling Agent(s) will be on a “best efforts” basis and the fees to be paid (either in cash and/or Common Shares) will be capped at 5% of the subscription attributable to the Selling Agent(s).

2.12 中间人和经纪人。公司可在针对非美国人士的发行中聘请中间人和/或代理（“销售代理”）。通常，与销售代理签订的任何协议都将基于“最大努力”原则，且支付给销售代理的费用（现金及/或股票的方式支付）将被限制在由销售代理带来的认购额的5%以内。

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

第3节 投资人陈述和保证。

The Investor hereby represent and warrant to the Company as follows:

投资人对公司做出以下陈述和保证：

3.1 Organization, Authority. If the Investor is an entity, the Investor is a corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Investor of the Common Shares hereunder has been, to the extent the Investor is an entity, duly authorized by all necessary corporate, partnership or other action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.1 组织和权限。如果投资人是实体，则投资人应是一家依照其组织地法律正式成立、有效存在且信誉良好的公司、合伙企业、有限责任公司、协会、联合股份公司、信托、非法人组织或其他实体，其具有必要的公司、合伙企业或其他权力和权限，以签订和完成协议中拟定的交易，并以其他方式履行其在本协议项下的义务。如投资人是实体，投资人购买本协议项下的普通股股票已得到投资人所有必要的公司、合伙企业或其他行为的正式授权。本协议已由投资人正式签署和交付，构成投资人有效且具有约束力的义务，可根据其条款对其强制执行，但限制如下：(i) 受一般公平原则和适用的破产、无力偿债、重组、暂停支付令以及其他影响债权人权利普遍执行的一般法律的限制，（ii）受到有关具体履行、禁令救济或其他衡平法救济可用性的法律的限制，以及 (iii) 赔偿和分摊条款可能受到适用的法律的限制。

3.2 Business and Financial Experience. The Investor is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s purchase of Common Shares as contemplated by this Agreement. The Investor’s financial situation is such that the Investor can afford to bear the economic risk of holding the Common Shares for an indefinite period of time and suffer complete loss of the Investor’s investment.

3.2 商业和财务经验。 每个投资人均属于证券法的D法规第501条规定定义下的合格投资人，并具备相应的商业和财务知识和经验来审核此普通股股票购买交易的内容和风险。每个投资人的财务状况允许投资人去承担在不定期间内持有该普通股股票和损失全部投资的经济风险。

3.3 Purchase for Own Account. The Investor (a) is purchasing the Common Shares for its own account (not as a nominee or agent) for investment purposes only and not with an intent or view to, or for, resale, distribution, or fractionalization thereof, in whole or in part, (b) has no present arrangement or intention to sell or distribute the Common Shares, or to grant participation in the Common Shares, and (c) does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person, or to any third person, with respect to any of the Common Shares.

3.3 自主购买。每个投资人（a）均为自己购买该普通股股票（而非代持或受托人）以换取投资回报，而非意向去转售，派发，分销部分或全部普通股股票，（b) 目前没有安排或意向去转售、派发，或授权参与认购该普通股股票，并（c) 没有与其他人进行合同，承诺，协议或安排来出售，转售，或授权参与认购该普通股股票。

3.4 No Advertisement or General Solicitation. The Investor became aware of this offering of the Common Shares solely by means of direct contact between the Investor, the Company or a representative of the Company, and the Common Shares were offered to the Investor solely by direct contact between the Investor and the Company or a representative of the Company. The Investor did not become aware of this offering of the Common Shares, nor were the Common Shares offered to the Investor, by any other means. The Investor acknowledges that the Common Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that there have not been, and the Investor hereby agrees that it is not relying upon, and has not relied upon, any statement, covenant, agreement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, any of its affiliates or any control persons, officers, directors, employees, agents, representatives, legal counsel, financial advisors or accountants of any of the foregoing), other than the representations and warranties of the Company contained in this Agreement, in making its investment or decision to invest in the Company

3.4 没有广告或公众游说。投资人仅通过与公司或公司代表之间的直接联系获知本次股票发售，普通股股票亦仅通过与公司或公司代表之间的直接联系向投资人提供。投资人没有通过任何其他途径了解本次普通股股票发售，普通股股票也未通过任何其他途径向投资人提供。投资人确认：（i）普通股股票没有通过任何公开招揽或广告形式提供；（ii）普通股股票的提供并非以违反证券法或任何州证券法规定的公开发行或分配的方式进行。投资人已知并同意，除本协议中公司所做的陈述和保证外，没有依赖任何其他个人、公司（包括但不限于公司本身、其任何关联方或任何控制人、高级职员、董事、雇员、代理人、代表、法律顾问、财务顾问或所有前述人员的会计师）的任何声明、契约、协议、表示或保证来做出投资决策或决定投资于公司。

3.5 Not an Underwriter. The Investor is not an underwriter or dealer in the Common Shares and the Investor is not participating, pursuant to a contractual agreement, in a distribution of the Common Shares.

3.5 非承销商。各投资人均不是承销商或股票中介，且投资人未按某种合同协议来参与分销股票。

3.6 Non-U.S. Person. If the Investor is a Non-U.S. Person as indicated in the Investor’s signature block, the Investor makes the following representations:

3.6 非美国人士。如果投资人在其签名框中表明为非美国人士，则投资人作出以下声明：

(a) The Investor is not a “U.S. Person” as defined by Regulation S and is not acquiring the Common Shares for the account or benefit of a U.S. Person. The Investor acknowledges that the Investor was not in the United States at the time the offer to purchase the Common Shares was received from the Company and that all substantive negotiations and communications between the Investors and the Company have occurred outside the United States. The Investor agrees not to engage in hedging transactions with regard to the Common Shares unless in compliance with the Securities Act.

(a) 投资人不是根据S规定定义的“美国人士”，且并非代表美国人士的账户或利益获取股票。投资人确认，在收到公司提出购买股票的邀约时，投资人不在美国境内，且投资人与公司之间的所有实质性谈判和沟通都在美国以外进行。投资人同意，除非符合证券法规定，否则不得就股票进行对冲交易。

(b) In connection with the offer and sale of Common Shares to the Investor, neither the Company nor the Investor has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act).

(b) 在向投资人提供和销售股票的过程中，公司和投资人均未进行任何证券法下S法规所定义的“针对性销售努力”。

(c) Foreign Investor. The Investor is not a “U.S. Person” (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), and such Investor hereby represents that the Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any offer and sale of the Common Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Common Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Common Shares. Such Investor’s purchase and payment for, its beneficial ownership of the Common Shares, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(c) 外国投资人。投资人不是美国税法1986年版（经修订）第7701(a)(30)节所定义的“美国人士”，且该投资人在此声明，其已确保其在股票的任何提供与销售或本协议的任何使用方面，均遵守了其司法管辖区内的所有相关法律，包括（a）其司法管辖区内购买股票的法律要求，（b）适用于此类购买的任何外汇管制限制，（c）可能需要获得的任何政府或其他同意，以及（d）与购买、持有、赎回、出售或转让股票相关的所得税和其他税收后果（如有）。该投资人购买和支付股票的款项，其对股票的实益所有权，将不会违反投资人司法管辖区的任何适用证券法或其他法律。

(d) Transfer Restrictions. The Investor or any person acting on the Investor’s behalf has not engaged, or will not engage, in any “directed selling efforts” (as defined under Regulation S) to U.S. Persons or in the U.S. with respect to the Common Shares and the Investor and any person acting on the Investor’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act. The Non-U.S. Person Investor will not, during the period commencing on the date of issuance of the Common Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Common Shares in the U.S., or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. The Non-U.S. Person Investor has not in the U.S., engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Common Shares, including without limitation, any put, call or other option transaction, option writing or equity swap. The Non-U.S. Person Investor will, after expiration of the Restricted Period in compliance with Regulation S, offer, sell, pledge or otherwise transfer the Common Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and federal securities laws, and agrees not to engage in hedging transactions with regard to such Common Shares unless in compliance with the Securities Act.

(d) 转售限制。投资人或任何投资人代理未曾且将不会向美国人士或在美国境内针对股票进行“针对性销售努力”（如S法规下定义）。投资人及任何投资人代理已经并将继续遵守证券法下S法规的“发行限制”要求。在从股票发行之日起至该日期后第一周年结束的期间内，或S法规或其他适用证券法允许的更短期间（“限制期”）内，非美国人士投资人将不会在美国境内，或向美国人士或为美国人士的账户或利益转让股票，或以任何不符合S法规的方式提供、出售、质押或以其他方式转移股票。非美国人士投资人在美国未曾从事且在限制期过期之前将不会从事任何股票的卖空或任何对冲交易，包括但不限于任何看涨/看跌期权交易、期权开仓或股权互换。非美国人士投资人将在遵守S法规的限制期过后，仅根据S法规的规定、根据《证券法》的注册或可用豁免以及遵守所有适用的州和联邦证券法规，提供、出售、质押或以其他方式转移股票，并同意除非符合证券法规定，否则不进行关于此类股票的对冲交易。

(e) The Investor is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Investor is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Common Shares.

(e) 投资人了解或已独立获知关于适用于投资人居住地（“国际司法管辖区”）的适用于股票的转让和销售的证券法律。

(f) The Investor is receiving the Common Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Investor is permitted to “purchase” the Common Shares under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions.

(f) 投资人根据招股书豁免或适用法律项下的同等要求获得股票，或者，如果招股书豁免或适用法律项下的同等要求不适用，投资人获准在国际司法辖区的适用证券法律项下“购买”股票，而无需依赖任何豁免。

(g) The applicable securities laws of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Common Shares.

(g) 在国际司法管辖区内，与股票的提供、发行、销售或转售相关的，适用的证券法律不要求公司向任何类型的国际司法管辖区证券监管机构进行任何文件归档或寻求任何形式的批准。

(h) The receipt of the Common Shares by the Investor does not trigger (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or (ii) any continuous disclosure reporting obligation of the Company in the International Jurisdiction.

(h) 投资人获得股票不会触发（i）在国际司法管辖区准备和提交招股说明书或类似文件，或与该购买相关的任何其他报告的义务，或（ii）公司在国际司法管辖区的任何持续信息披露报告的义务。

(i) The Investor is not a foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244).

(i) 投资者不是单一外国国家或地方政府拥有重大利益（定义见 31 C.F.R. 第 800.244 部分）的外国人（定义见 31 C.F.R. 第 800.224 部分）。

3.7 Investment Intent; Blue Sky. The Investor is acquiring the Common Shares for investment for its own account, not as a nominee or agent, and not with a view to or for resale in connection with any distribution thereof. The Investor understands that the issuance of the Common Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Investor’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws.

3.7 投资意向；蓝天法。投资人购买股票是出于投资目的，为其自身账户所持有，并非作为任何人的代名人或代理人，且购买无意用于或为了任何形式的股票转售而进行。投资人知晓，股票的发行尚未也不会根据证券法进行注册登记，该注册豁免取决于投资人是否善意提供了真实准确的住所州。公司可依据该豁免遵守适用的蓝天法。

3.8 Restricted Securities. The Investor understands that the Common Shares the Investor is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor acknowledges and agrees that the Common Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to non-U.S. Persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (ii) pursuant to Rule 144 under the Securities Act or another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates or book entries representing the Common Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Common Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Common Shares and may be required to bear the financial risk of an investment in the Common Shares for an indefinite period of time. The Investor acknowledges and agrees that the Common Shares will not immediately be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act.

3.8 限制性证券。投资人知晓，根据联邦证券法，投资人所购买的股票被视为“限制性证券”，因为这些股票是通过不涉及公开发行的交易从公司获得的，根据此类法律和规定，在没有依据证券法注册的情况下，这些股票仅在某些有限的情况下才能转售。投资人确认并同意，除非根据证券法的有效注册，否则投资人不得提供、转售、转让、质押或以其他方式处置股票，唯一的例外是（i）根据证券法下的S法规约定在美国境外向非美国人士提供和销售，或（ii）根据证券法下的144规则或证券法其他适用豁免条件。任一情况均需符合美国各州的适用证券法律和其他适用司法管辖区的法律，且任何作为股票凭证的证书或簿记将包含相应的限制性文字说明。投资人确认并同意，股票将受到上述转让限制的约束，以及，由于这些转让限制，投资人可能无法轻易地发出要约、转售、转让、质押或以其他方式处置股票，并可能需要不定限期地承担股票投资的财务风险。投资人进一步确认并同意，股票将不会立即符合根据证券法下144规则的发出要约、转售、转让、质押或处置的条件。

(i) Restrictive Legend. The Investor understands that the Common Shares the Investor is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor covenants not to dispose of any of the Common Shares other than in conjunction with an effective registration statement under the Securities Act or pursuant to another exemption from registration and in compliance with the applicable federal and states securities laws. The Investor acknowledges and agrees that each certificate representing the Common Shares shall be endorsed with a Rule 144 legend or the following legends, as well as any other legend required to be placed thereon by applicable federal or state securities laws.

(i) 限制性标记。投资人知晓，根据联邦证券法，投资人所购买的股票因为是通过不涉及公开发行的交易从公司获取的，因此被视为“限制性证券”。根据这些法律和规定，这些股票在没有根据证券法进行注册的情况下，仅在某些有限的情况下才能重新出售。投资人承诺，除非依照证券法下的有效注册登记，或根据其他免于注册的豁免条件，并且遵守适用的联邦和州证券法律，否则不得处置任何股票。投资人确认并同意，每一份作为股票凭证的证书将被附上根据144规则要求的标记或下述的标记，及根据适用的联邦或州证券法律要求在证书上必须附加的任何其他标记。

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

“本证券未根据1933年证券法（经修订）（以下简称“证券法”）或任何州的证券法注册。此证券受到转让和转售的限制，除非根据证券法和适用的州证券法允许并根据依此进行登记或符合豁免条件，否则不得转让或转售。除非根据证券法下的有效注册登记出售，否则证券的发行人可能要求律师提供形式和实质内容令发行人满意的的法律意见，以证明任何拟议的转让或转售均符合证券法和任何适用的州证券法规定。”

(ii) If the Investor is a Non-U.S. Person, the shares shall also be endorsed with the following legends:

(ii) 如果投资者是非美国人士，股票凭证上还应注明以下标记：

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (3) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“本证书所载证券尚未根据经修订的 1933 年证券法（以下简称 “证券法”）或任何州的证券法进行登记，且该等证券或其中的任何权益均不得被发出要约、出售、质押、转让或以其他方式转让，除非符合以下情形：(1) 根据证券法和适用的州证券法的有效登记注册，或 (2) 根据证券法和适用的州证券法的登记要求获得豁免，在此情况下，持有人必须在转让前聘请令公司满意的律师，并提供一份合理且令公司满意的法律意见书，确认这些证券可依据豁免条款进行预期的方式被要约、出售、质押、分配或以其他方式转让，或 (3) 根据证券法颁布的 S 法规的规定，并基于令公司合理满意的律师及其法律意见，证明S 法规的规定已得到满足。除非符合证券法的规定，否则不得进行套期保值交易。”

The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Common Shares.

投资人同意公司对相关凭证添加标记，或向证券交易操作中介发出指令以确保股票转让的限制。

3.9 Representations and Reliance. The Investor understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein to determine the applicability of such exemptions and the suitability of the Investor to acquire the Common Shares. All information which the Investor has provided to the Company in the Accredited Investor Questionnaire concerning itself is true and accurate in all material respects, and if there should be any material change in such information the Investor will immediately provide the Company with such information. The Investor will promptly notify the Company of any material fact or circumstance that would cause any of the foregoing representations to be untrue, incomplete, or misleading.

3.9 陈述与依赖。投资人了解，股票是依美国联邦和州证券法的注册要求的特定豁免提供和销售的，且公司依赖投资人在此所作的陈述、保证、协议、承诺和声明的真实性和准确性，以确定这些豁免的适用性及投资人获取股票的适当性。投资人向公司提供的在合格投资者问卷中关于自身的所有信息，在所有重大方面都是真实且准确的。如果该等信息有任何重大变更，投资人将立即向公司提供此类信息。如果有任何事实或情况会导致前述陈述不真实、不完整或具有误导性，投资人将立即通知公司。

3.10 Access To Company Information. The Investor has had an opportunity to review and discuss the Company’s business, management, and financial affairs with the Company’s management. The Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company’s business. The Investor has also had an opportunity to review all materials provided to them by the Company in connection with this Agreement and to ask questions of the officers of the Company.

3.10 公司信息的获得。投资人已有机会和公司管理层来审阅及讨论公司的业务，管理层及财务信息。投资人理解这些讨论及公司提供的任何书面资料，旨在描述公司的主要实质性业务。投资人也有机会审查与本协议相关的公司提供的所有资料，并向公司的高级管理人员提问。

3.11 Independent Review. The Investor in making the decision to purchase the Common Shares subscribed for: (a) has received, read and is familiar with this Agreement; (b) has, prior to any sale, been given access and the opportunity to ask any and all questions it had, and to receive answers from the Company or any person acting on its behalf concerning the Company, its business plan, management and current financial condition, and/or the terms and conditions of the offer and sale of the Common Shares, and the Investor has received complete and satisfactory answers to any such inquiries; (c) has relied solely upon the information contained within this Agreement or upon information obtained in its own investigation; (d) understands that the attorneys, accountants or other professionals who have been employed to perform services on the Company’s behalf have NOT been employed to represent the interests of the Investor, and represents that it has consulted with and is relying on its own counsel or advisors for independent legal, accounting, financial and tax advice concerning this investment in the Company, including but not limited to advice as to the legality of any resale of the Common Shares, tax or other consequences of such investment in the Company, and the suitability of the investment for the Investor; (e) acknowledges that the books and records of the Company have been available for inspection upon reasonable notice and during reasonable business hours at the Company’s principal place of business and that the appropriate officers of the Company have been available to answer any questions concerning this investment; and (f) acknowledges that the purchase of the Common Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Common Shares, including the total loss of its investment. The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Common Shares or made any findings or determination as to the fairness of this investment.

3.11 独立审核。在决定购买所认购的股票时，投资人：(a) 已获得、审阅并理解本协议；(b) 在交易之前，已获准访问并有机会向公司或公司代理人提出任何问题，并就公司、其商业计划、管理层及目前的财务状况、以及股票提供和销售的条款和条件获得回答，且投资人已收到对其所有此类问询的完整且满意的答复；(c) 仅依赖本协议内包含的信息或通过其自身调查获得的信息；(d) 了解为公司提供服务的律师、会计师或其他专业人员并未被雇佣代表投资人的利益，并声明其已咨询并依赖其自己的法律顾问或顾问，就包括但不限于股票转售合法性、此类投资的税务或其他后果、以及投资适合性等方面，获取独立法律、会计、金融和税务建议；(e) 确认公司的账本和记录在合理通知后及在正常工作时间内可在公司主要营业地点查阅，并且有公司的适当高级管理人员来回答关于此投资的任何问题；及(f) 承认购买股票涉及高风险，并进一步承认其能够承受购买股票的经济风险，包括投资的全部损失。没有任何联邦或州级机构对此次股票发行给予评价或背书，也没有就此投资的公平性做出任何发现或决定。

3.12 Authorization. All action on the part of the Investor necessary for the authorization, execution, delivery, and performance of this Agreement by the Investor, the purchase of and payment for the Common Shares and the performance of all of the Investor’s obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Investor, shall constitute the valid and binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies. The execution of this Agreement and consummation by Investors of the transactions on their part contemplated herein will not breach or violate any order or judgment of any court or governmental agency or any contract or agreement to which any of the Investors is a party or may be bound.

3.12 授权。投资人授权、签署、交付和履行本协议、购买和支付股票价款以及履行投资人在本协议项下的所有义务所需的所有行动均已采取或将在交割前进行。本协议一经投资人签署和交付，即构成投资人的有效和有约束力的义务，可根据其条款强制执行，但须遵守与破产、无力偿债和债务人救济有关的一般适用法律以及有关具体履行、禁令救济或其他衡平补救的法律规则。本协议的签署以及投资人在本协议中拟进行的交易的完成不会违反或违背任何法院或政府机构的任何命令或判决，也不会违反或违背任何投资人作为一方或可能受约束的任何合同或协议。

3.13 Not a Prohibited Investor. Neither the Investor nor, if the Investor is not an individual, any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located or resident, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Investor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom, to the extent applicable to it. The Investor further represents that the funds held by the Investor and used to purchase the Common Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

3.13 非禁止投资人。投资人或（如果投资人不是个人）其任何官员、董事、经理、执行成员、普通合伙人或以类似身份行事或执行类似职能的任何其他人士均不是：(i) 被美国财政部外国资产控制办公室（“OFAC”）管理的特别指定国民和封锁人员名单、外国制裁逃避者名单、部门制裁识别名单或任何其他类似的制裁人员名单上所列之人，或被欧盟或任何欧盟成员国，包括英国管理的类似制裁人员名单上所列之人（统称为“制裁名单”）；(ii) 直接或间接被一个或多个制裁名单上的人拥有或控制，或代表制裁名单上的人行事；(iii) 组织、设立、成立、位于或居住于，或是古巴、伊朗、朝鲜、叙利亚、委内瑞拉、乌克兰克里米亚地区或任何其他被美国、欧盟或任何欧盟成员国，包括英国禁运或受到严重贸易限制的国家或地区的公民、国民或政府（包括任何政治分支、机构或工具）；(iv) 依据古巴资产控制规定，31 C.F.R. 第515部分所定义的“指定国民”；或(v) 一个非美国空壳银行或为非美国空壳银行间接提供银行服务的（统称为“禁止投资人”）。投资人声明，如果它是受2001年美国爱国者法案（“PATRIOT法案”）修订的银行保密法（31 U.S.C. Section 5311 et seq.）（“BSA”）及其实施条例（统称 “BSA/PATRIOT法案”）管辖的金融机构，则投资人保持着理设计的政策和程序，以遵守BSA/PATRIOT法案下的相关义务。投资人还声明，其政策和程序设计合理，以确保遵守由美国、欧盟或任何欧盟成员国，包括英国实施的制裁（如适用）。投资人进一步声明，投资人持有并用于购买股票的资金是合法获得的，未直接或间接地从禁止投资人处获得。

3.14 Brokers or Finders. The Company has not and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

3.14 中介或中间人。公司没有也不会因投资人采取的任何行动而直接或间接承担与本协议或本协议拟进行的交易有关的经纪费、中间人费、代理人佣金或任何类似费用的任何责任。

3.15 No Violations, Etc. the Investors has not had a criminal conviction; been the subject of any regulatory enforcement action or any civil order or judgment involving financial fraud or wrongdoing; or been denied or had revoked any license or permit involving securities or any financial business.

3.15 无违法性。投资人没有被判处刑事犯罪；未成为涉及金融欺诈或不法行为的任何监管执法行动或任何民事命令或判决的对象；或未被拒绝或吊销任何涉及证券或任何金融业务的执照或许可证。

3.16 Subscription Rejection Right. The Investor acknowledges that the Company reserves the right to reject any subscription, to accept any subscription in part only, or to prorate subscriptions, to negotiate any checks or other tenders of payment for discrepant amounts and to refund the excess to the Investor if (a) the Investor is not an “accredited investor”, (b) the Investor is not a Non-U.S. Person, if applicable, (c) fails to deliver payment of the Aggregate Purchase Price, or (d) fails to deliver the completed Investor Deliverables substantially in the form as reasonably acceptable to the Company.

3.16 拒绝认购权。 投资人确认，公司保留拒绝任何认购、仅部分接受任何认购或按比例分配认购的权利，对于金额不符的支票或其他支付形式进行协商，并在以下情况下向投资人退还多余金额：（a）如果投资人不是“合格投资者”；（b）如果适用，投资人不是非美国人士；（c）未支付总购买价款；或（d）未按照公司合理可接受的形式，提交完整的投资人文件。

SECTION 4. INDEMNIFICATION.

第4节． 赔偿

The Investor agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and the Company’s officers, managers, members, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of the failure by the Investor to comply with the terms and conditions of this Agreement, or by reason of any misrepresentation or breach of any warranty or covenant made by the Investor herein, or in any document provided by the Investor to the Company in connection with the Investor’s investment in the Company. The Investor further agrees that the provisions of this Section will survive (a) the sale, transfer or any attempted sale or transfer of all or a portion of the Common Shares and (b) the death of the Investor.

投资人同意，如果投资人未遵守本协议的条款和条件，或因投资人在此作出的任何虚假陈述或违反任何保证或承诺，或在与投资人对公司的投资有关的任何文件中向公司提供的任何信息不实，投资人将赔偿公司及任何公司的控制人（依据证券法15节约定），以及公司的官员、经理、成员、董事、代理人、律师和关联方，并使其免受所有损害、损失、成本和费用（包括在调查或准备应对任何已开始或可能提起的诉讼或任何索赔时合理产生的律师费用和费用）的影响。投资人进一步同意，本节的规定将在（a）出售、转让或尝试出售或转让所有或部分股票z后以及（b）投资人死亡后继续有效。

SECTION 5. ADDITIONAL COVENANTS.

第5节． 额外承诺

5.1 Material Non-Public Information. The Investor acknowledges that the it has entered into a Non-Disclosure and Confidentiality Agreement with the Company. The Investor is aware of and will comply with the securities laws of the United States that prohibit any Investor who has received from the Company or any of the directors, officers, employees, representatives, agents or advisers of the Company material, non-public information relating to the Company from trading (buying or selling) creating, transferring or otherwise disposing of or relinquishing any interest (including by the creation of an option) in any Common Shares or other securities of the Company until such material, non-public information has been publicly disclosed.

5.1 重大非公开信息。投资人确认已经和公司签署保密协议。投资人了解并会遵守美国的证券法有关证券交易的规定。该法律禁止任何从公司或公司的董事、高级职员、雇员、代表、代理人或顾问处获得了有关公司的重大非公开信息的投资人，在此类重大非公开信息公开披露之前，进行交易（买卖）、创建、转让或以其他方式处置或放弃任何股票或公司其他证券的利益（包括创建期权）。

5.2 Transfer Restrictions. The Investor covenants that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. The Investor hereby acknowledge and agree that the Company shall be required, as a term of this Agreement, to refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, or pursuant to registration under the Securities Act, or another exemption from registration, under the Securities Act

5.2 转让限制。投资人承诺，股票只能根据证券法规定的有效登记注册并在符合证券法要求的情况下，或符合证券法登记注册的豁免条件，并在符合任何适用州证券法的情况下进行处置。投资人在此确认并同意，作为本协议的条款之一，如股票转让未按照证券法规则S法规、未根据证券法进行注册或未依据证券法的其他豁免条件，则公司应拒绝登记该等股票转让。

5.3 Compliance with Local Laws. The Investor acknowledges and agrees that any resale of the Common Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, the Investor acknowledges and agrees that any such sale of the Common Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Common Shares in any jurisdiction unless the Investor obtains all required consents, if any.

5.3 遵守当地法律。投资人确认并同意，在证券法S法规的902(f)条定义的“分销合规期”内，任何股票的转售应仅按照S法规所提供的注册豁免条件进行。此外，投资人确认并同意，在美国境外的任何司法管辖区内，该等出售股份将遵守该司法管辖区的股票法律。 除非获得所有必要的同意，投资人不得在任何司法管辖区出售或出售股票。

SECTION 6. MISCELLANEOUS.

第6节． 其他

6.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving effect to conflict of law provisions.

6.1 适用法律。此协议应当受美国加利福尼亚州的法律所管辖，不考虑法律冲突条款。

6.2 Entire Agreement; Amendment. This Agreement, and any other documents delivered pursuant hereto, including exhibits or schedules hereto, constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as otherwise provided herein, any term of this Agreement may be amended, modified, supplemented and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the holders of a majority of common stock sold in this Offering. Any amendment or waiver affected in accordance with this paragraph will be binding upon each holder of any Common Shares purchased under this Agreement, each future holder of the Common Shares, and the Company.

6.2 合同的完整性，修订。本协议及根据此提供的任何其他文件，包括附件或附表，构成各方关于此主题的全部理解和协议，除非在此或其中具体规定，否则任何一方均不对任何其他方因任何保证、陈述或承诺而承担责任或受其约束。除非本协议另有规定，本协议的任何条款均可经公司以及本次发行中出售的大多数普通股持有人书面同意而被修订、修改、补充，本协议任何条款的遵守均可被放弃（无论是一般性的还是特定的，无论是追溯的还是前瞻的，无论是限定时间内的还是无限期的）。按照本段进行的任何修订或放弃将对根据本协议购买股票的每个持有人、未来的股票持有人以及公司均具有约束力。

6.3 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by electronic mail, facsimile transmission, by hand or by messenger or overnight express, addressed:

6.3 通知。所有该协议规定的通知和沟通必须以书面形式通过邮递注册信或签收确认函形式，附带已支付邮戳，或通过电子邮件形式，传真，或亲自或通过投递人送达或隔日送达，地址为：

(a)	if to any Investors, to be delivered to the address set forth on their signature page.

如送达投资人，送达至其签字页列明的地址。

(b)	if to the Company, to:	Mega Matrix Corp.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, CA 94306

Attention: President

如送达公司：	Mega Matrix Corp.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, CA 94306

Attention: President

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by electronic mail or facsimile, the first business day after the date of confirmation that the electronic mail or facsimile, as applicable, has been successfully transmitted to the email address or facsimile number, as applicable, for the party notified, or, if sent by mail, at the earlier of its receipt and seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

为本协议目的，每份此类通知或其他通信，如以面交方式送达，应在收到时视为有效或已发出；如以电子邮件或传真方式发送，应在确认电子邮件或传真（如适用）已成功传送至通知方的电子邮件地址或传真号码（如适用）之日后的第一个工作日视为有效或已发出、如以邮寄方式发送，则在收到本协议之日和本协议按上述地址和邮寄方式存放在美国邮政定期维护的邮件存放处七十二 (72) 小时（以较早者为准）之后的第一个工作日视为本协议生效或已发出。

6.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power, or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall nay waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.4 延误或不作为。除非本协议中明确规定，任何一方对于另一方根据本协议所发生的任何违约或默认的任何权利、权力或补救措施的延迟或疏忽行使，均不得损害该方的任何权利、权力或补救措施，也不得被解释为对任何此类违约或默认的放弃，或对其的默许，或对之后发生的任何类似违约或默认的默许；任何对单一违约或默认的放弃不应被视为对之前或之后发生的任何其他违约或默认的放弃。任何一方对本协议项下任何违约或默认的任何放弃、许可、同意或批准，或任何一方对本协议的任何条款或条件的任何放弃，必须以书面形式作出，并且只有在该书面文件中明确规定的范围内方为有效。任何一方在本协议下或依法或以其他方式所享有的所有补救措施应当是累积的，而非排他的。

6.5 Expenses. Each party will pay all of their expenses, including without limitation, counsel or other professional fees and disbursements but excluding any brokerage or finders’ fees or agents’ commissions or any similar charges, reasonably incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated herein.

6.5 费用。各合同方将对其与该协议的谈判起草和签署等负责各自的开销，包括但不限于，法务或其他专业人士费用或开销，但不包括任何中介或中间人费用或中介提成类似费用。

6.6 Counterparts and Translation. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. This Agreement is written in both English and Chinese. The English version of this Agreement shall be controlling in all respects and shall prevail in case of any inconsistencies with translated versions, if any.

6.6 合同副本及翻译。此协议可以多件副本来签署，而每个副本均为原件，且全部的副本整体将构成同一法律文本。此协议以中英文书就。英文版本在各方面均具有约束力，如有和其他翻译版本存在不一致内容，以英文版本为准。

6.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

6.7 可分割性。如此协议的某条款因某种原因被具备管辖权的法庭认定为不合法，无执行力，或无效，此协议的其他条款部分仍应具备法律效力，而针对该无效条款以在意图和经济利益上最接近的条款来取代该无效条款，除非该条款的分割性将导致对协议的任何一方造成实质性的经济利益的改变。

6.8 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.8 标题和副标。此协议使用标题和副标为方便审阅，而并非作为诠释或解读该协议的基础。

6.9 Knowledge Convention. For all purposes of this Agreement, the term “knowledge” means, with respect to an individual, that such individual is actually aware of a particular fact or other matter, with no obligation to conduct any inquiry or other investigation to determine the accuracy of such fact or other matter. A person other than an individual shall be deemed to have knowledge of a particular fact or other matter if the officers, directors or other management personnel of such person had knowledge of such fact or other matter.

6.9 认知规则。此协议下的有关“认知”，是指某个人的认知，且该个人对某事实或事项具备实际性的认知，无需经过进一步询问或其他调查来确认其事实或事项的准确性。如某法人的公司官员，董事或管理层成员具备对事实或事项的实际认知，则表示该法人本身具备对此事实或事项的认知。

6.10 Survival of Warranties. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of two (2) years and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

6.10 保证的时效。公司和投资人根据本协议所作的陈述和保证应在本协议的执行、交付和交割后继续有效期为两（2）年，并且不会因任何由投资人或公司代表对本协议相关事项进行的调查而受到影响。

6.11 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, as the case may be.

6.11 继承人和受让人。除此协议另有规定除外，协议的权利义务对合同方的利益继承者，受让人，继承人，执行人和管理人具备同等效力。

6.12 Further Assurances. Each party hereto agrees to do all acts and things, and to make, execute and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

6.12 进一步确认。各方同意，如有合理需要，会进一步配合、签署和送达相关法律文书，以履行本协议项下的相关条款和规定。

[Signatures on Following Page/以下为签字页]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date indicated below.

有鉴于此，各方于文首所述日期签署本投资单位认购协议，以昭信守。

INVESTOR SIGNATURE PAGE

投资人签字页

Date 日期: ____________	Name of Investor投资人姓名：

Entity Name (if any) 公司名称（如有）

By:
Name （姓名）：
Title（职位）：

Address（地址）：_____________________________
State of Principal Residence（居住地所在州）：______________
State of Incorporation/Organization（公司成立州）：__________
EIN/Social Security Number/（公司税号/社会安全号）: ______________
Telephone No.电话: _________________________
Facsimile No.传真: __________________________
Email Address电邮: _________________________
[ ] Non-U.S. Person (Check if applicable)/非美国人士（如适用请勾选）
Number of Units 认购投资单位数: __________________
Aggregate Purchase Price 总购买价款: ______________

SUBSCRIPTION ACCEPTED

认购接受函

The Company:

Mega Matrix Corp.

By:
Yucheng Hu, President

Date 日期: ________________